Offerings - Offering: 1	Dec. 17, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Ordinary shares, par value $0.0001 per share
Amount Registered | shares	4,312,500
Proposed Maximum Offering Price per Unit	6.00
Maximum Aggregate Offering Price	$ 25,875,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,573.34
Offering Note	Includes 562,500 ordinary shares that the underwriters have the option to purchase to cover any over-allotments. Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act. The price of $6.00 per share represents the high end of the proposed offering price range.